UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): 3/7/2006

STAR SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15234	52-1402131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 LIBERTY WAY

CHESTER, VIRGINIA 23836

(Address of principal executive offices, including zip code)

(804) 530-0535

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On the date hereof, Star Scientific, Inc. (the “Company” or “we”) is filing an amendment to its Annual Report on Form 10-K for the year ended December 31, 2004 (the “10-K/A”) and amendments to its Quarterly Reports on Form 10-Q for the first three interim quarterly periods during the year ended December 31, 2005 (each a “10-Q/A” and collectively, the “10-Q/As”). The purpose of these amended filings is to amend and restate financial statements and other financial information for the years 2003 and 2004 and the interim quarterly periods for 2005 to reflect certain corrections and adjustments. The adjustments reflected below do not impact our previously reported revenues, cash or cash flow from operating, investing or financing activities.

In light of the restatement, investors should look to the Company’s 10-K/A and 10-Q/As with respect to the matters disclosed therein and should no longer rely on the Company’s previously filed financial statements and other financial information for the years 2003 and 2004 and the interim quarterly periods for 2005 with respect to such matters.

This determination to restate the Company’s financial statements and other financial information was made as a result of management’s assessment of accounting errors and adjustments that existed as of December 31, 2004 and March 31, 2005, and were identified during late 2005 and early 2006 as a result of management’s reassessment of certain of the Company’s accounting methods. During the fourth quarter of 2005 and the first quarter of 2006, the Company reassessed these accounting methods as applied to certain financial statements and other financial information in the 10-K/A and 10-Q/As and identified the following corrections and adjustments noted below.

1.	The reclassification of the write-down of inventory and depreciation classified under costs of goods sold within the Company’s statement of operations. The Company’s statement of operations for the years ended December 31, 2004 and 2003 included a separate charge for the write-down of inventory and charges in depreciation for the Company’s Ariva® production equipment. The treatment of these items as a portion of the Company’s depreciation charge and as a separate charge for the write-down of inventory was based on the fact that Ariva® sales have been de minimis over the past several years. However, the Company determined that since the Ariva® production equipment is continuing to be used, although sales are de minimis, it would be appropriate to have the write-down of inventory and depreciation classified under costs of goods sold. Accordingly, the restated consolidated statement of operations in the Company’s 10-K/A classifies the write-down of inventory and depreciation of equipment charges with costs of goods sold for the years 2004 and 2003.

2.	The overstatement of depreciation and understatement of general and administrative expense for the years ended December 31, 2004 and 2003. The Company incorrectly overstated depreciation and understated general and administrative expense by the amount of $541,651 in its statement of operations for the year ended December 31, 2004 as a result of a clerical error. That error has been corrected in the 10-K/A by reducing the amounts in depreciation and increasing general and administrative expense by the same amount.

3.	A correction in the basic loss per common share and the diluted loss per share for the year ended December 31, 2004. The Company determined that the basic loss per common share and diluted loss per share were incorrectly stated as $.28 rather than $.27. This loss per share reference has been restated in the 10-K/A.

4.	An increase in the loss on the conversion of certain convertible debentures for the quarter ended March 31, 2005. In December 2005, the Company reconsidered its accounting relating to the debentures with detachable warrants issued in March 2004, which were converted into equity during the first quarter of 2005. The convertible debentures were issued with detachable warrants and therefore, the debt proceeds were allocated to the debt securities and the warrants based on their relative fair values. The warrants, which were valued using the Black Scholes method, were recorded as additional paid-in capital. The Company’s convertible debentures include beneficial conversion features. Pursuant to EITF 98-5 ~ Accounting for Convertible Securities with Beneficial Conversion Features and Contingently Adjustable Conversion Ratios and EITF 00-27 ~ Application of Issue No. 98-5 to Certain Convertible Instruments, the Company determined that the effective conversion price should be used to compute the intrinsic value of the embedded conversion option. The intrinsic value of the beneficial conversion features were recorded as additional paid-in capital and debt discount. Based on the allocation of proceeds to the warrants and the beneficial conversion feature, the total debt discount was $1,463,486. Accordingly, in each 10-Q/A the Company restated the unaudited condensed consolidated balance sheet, and the condensed consolidated statements of operations, cash flows and stockholders equity for the three months then ended to make the following changes: (i) increase additional paid-in capital and accumulated deficit by $1,463,486; (ii) increase the amount expensed for the quarter relative to the loss on conversion of the convertible debentures by $1,463,486, which increases the net loss for the respective quarter by the same amount; and (iii) increase the loss per common share by $.02 for the respective quarter.

After reviewing these matters with Aidman, Piser & Company, PA, the Company’s independent accountants, Management recommended to the Board of Directors that previously reported financial results be restated to reflect these corrections and adjustments. The Board of Directors agreed with this recommendation, and determined at its meeting on March 7, 2006, that previously reported results for the Company be restated to reflect these corrections and adjustments, and that previously filed financial statements and other financial information referred to above should no longer be relied upon.

Item 2.02.	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

The following table provides a summary of the first two restatement adjustments as disclosed in Item 4.02 above for the years ended December 31, 2004 and 2003:

Consolidated Statements of Operations for the Years ended December 31:

	2004 As Previously Reported	Adjustment	2004 As Restated	2003 As Previously Reported	Adjustment	2003 As Restated
Cost of goods sold	$16,021,221	$1,765,620	$17,786,841	$20,425,117	$1,551,451	$21,976,568
Gross profit	14,556,889	(1,765,620)	12,791,269	16,297,498	(1,551,451)	14,746,047
General and administrative	15,593,959	541,651	16,135,610	15,043,730	—	15,043,730
Depreciation	3,563,856	(981,439)	2,582,417	3,243,568	—	3,243,568
Loss on write-down of inventories	1,325,832	(1,325,832)	—	1,551,451	(1,551,451)	—
Total operating expenses	30,512,898	(1,765,620)	28,747,278	30,401,289	(1,551,451)	28,849,838
Operating loss	$(15,956,009)	$—	$(15,956,009)	$(14,103,791)	$—	$(14,103,791)

The information in this Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.
Date: March 9, 2006	BY:	/s/ Paul L. Perito
Paul L. Perito Chairman of the Board, President and Chief Operating Officer

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